EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Leon Machiz
                                            --------------
                                            Leon Machiz

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and in her behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Eleanor Baum
                                            ---------------
                                            Eleanor Baum

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                             /s/Gerald J. Berkman
                                             --------------------
                                             Gerald J. Berkman

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her attorneys-in-fact and agents with full power of substitution, to execute for her and in her behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/J. Veronica Biggins
                                            ----------------------
                                            J. Veronica Biggins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Joseph F. Caligiuri
                                            ----------------------
                                            Joseph F. Caligiuri

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Ehud Houminer
                                            ----------------
                                            Ehud Houminer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.


                                            /s/Salvatore J. Nuzzo
                                            ---------------------
                                            Salvatore J. Nuzzo

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Frederic Salerno
                                            -------------------
                                            Frederic Salerno

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/David Shaw
                                            -------------
                                            David Shaw

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Roy Vallee
                                            -------------
                                            Roy Vallee

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Keith Williams
                                            -----------------
                                            Keith Williams

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Frederick Wood
                                            -----------------
                                            Frederick Wood

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/Raymond Sadowski
                                            -------------------
                                            Raymond Sadowski

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to up to $500,000,000 of debt securities of Avnet, Inc. which may be offered and sold from time to time, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of May, 1998.



                                            /s/John Cole
                                            ------------
                                            John Cole